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                                                                  EXHIBIT 10.21

                      REGISTRATION RIGHTS AGREEMENT JOINDER

         This Joinder to Registration Rights Agreement (this "Agreement") is made and entered into as of February 1, 2000 by and among Iron Mountain Incorporated, a Delaware corporation (the "Company"), and those stockholders party hereto (the "New Stockholders").

         WHEREAS, the Company and certain of its Stockholders are parties to that certain Amended and Restated Registration Rights Agreement dated as of June 12, 1997, as heretofore supplemented (the "Registration Rights Agreement"); and

         WHEREAS, the Company, Pierce Leahy Corp., a Pennsylvania corporation ("Pierce Leahy"), and the New Stockholders are parties to that certain Shareholders' Agreement dated as of October 20, 1999 (the "Shareholders' Agreement"); and

         WHEREAS, in accordance with the terms of the Registration Rights Agreement, the Company and the New Stockholders desire to admit the New Stockholders as Stockholders (this and other capitalized terms used herein without definition are used with the meanings given to such terms in the Registration Rights Agreement) under the Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

         1. The Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 20, 1999, by and between the Company and Pierce Leahy shall be an "Equity Agreement" for purposes of the Registration Rights Agreement. For purposes of the Registration Rights Agreement, (i) shares of common stock, par value $.01 per share, of Pierce Leahy shall be "Registrable Securities" and (ii) only Subject Shares (as defined in the Shareholders' Agreement) shall be "Registrable Securities".

         2. Each New Stockholder hereby (i) joins in and becomes party to the Registration Rights Agreement as a Stockholder, (ii) shall be entitled to the rights and privileges of a Stockholder under the Registration Rights Agreement,
(iii) agrees to be bound by and to perform all obligations of a Stockholder under the Registration Rights Agreement, and (iv) agrees that he, she or it shall not assign his rights under the Registration Rights Agreement other than as expressly permitted by Section 9(a) thereof (it being understood that a New Stockholder shall be entitled to assign its rights under the Registration Rights Agreement to any Permitted Assignee (as defined in the Shareholders' Agreement) that receives Subject Shares and is subject to the limitations in Section 3.4 of the Shareholders' Agreement so long as such Permitted Assignee complies with the procedures set forth in clause (ii) of the proviso to Section 9(a) of the Registration Rights Agreement). For the avoidance of doubt, (i) the New Stockholders shall collectively be considered a "Significant Stockholder" for purposes of the Registration Rights Agreement, (ii) none of the New Stockholders shall be considered a "Registered Stockholder" for purposes of the Registration Rights Agreement and (iii) any rights, privileges, obligations and


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restrictions hereunder or under the Registration Rights Agreement shall only apply to the New Stockholders with respect to the Subject Shares.

         3. Pursuant to Section 1(b) of the Registration Rights Agreement, the New Stockholders, as a Significant Stockholder, shall collectively have the right to demand that the Company effect registration of all or part of the Registrable Securities held by the New Stockholders pursuant to said Section 1(b) on two occasions.

         4. Pursuant to Section 5(b) of the Registration Rights Agreement, the rights and obligations of the New Stockholders under the Registration Rights Agreement will terminate on the date that the restrictions on the transfer of Registrable Securities under Section 3.4 of the Shareholders' Agreement terminate. The provisions of Section 5(a) (relating to other circumstances under which a Stockholder's rights under the Registration Rights Agreement shall be terminated) shall not be applicable to the New Stockholders.

         5. Except to the extent specifically supplemented hereby, the provisions of the Registration Rights Agreement shall remain unmodified. The Registration Rights Agreement, as supplemented hereby, is confirmed as being in full force and effect. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                           IRON MOUNTAIN INCORPORATED

                           By: /s/ C. RICHARD REESE
                              ---------------------------------
                           Name: C. Richard Reese
                           Title: Chairman of the Board and Chief Executive
                                  Officer



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                   SHAREHOLDERS:

                   /s/ LEO W. PIERCE, SR.
               --------------------------------------------------------------
                   Leo W. Pierce, Sr., Trustee u/a/t dated January 6, 1997

                   /s/ LEO W. PIERCE, SR.
               --------------------------------------------------------------
                   Leo W. Pierce, Sr.

                   /S/ J. PETER PIERCE
               --------------------------------------------------------------
                   J. Peter Pierce

                   /s/ J. PETER PIERCE
               --------------------------------------------------------------
                   J. Peter Pierce, Trustee
                   Leo W. Pierce Trust for the family of J. Peter Pierce

                   /s/ J. PETER PIERCE
               --------------------------------------------------------------
                   J. Peter Pierce, Trustee
                   Karen Pierce 1996 Irrevocable Trust

                   /s/ LEO W. PIERCE, JR.
               --------------------------------------------------------------
                   Leo W. Pierce, Jr.

                   /s/ LEO W. PIERCE, JR.
               --------------------------------------------------------------
                   Leo W. Pierce, Jr., Trustee Under Irrevocable Agreement
                   of Trust dated March 6, 1997

                   /s/ MICHAEL J. PIERCE
               --------------------------------------------------------------
                   Michael J. Pierce


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                   /s/ MARY E. PIERCE
               --------------------------------------------------------------
                   Mary E. Pierce

                   /s/ BARBARA P. QUINN
               --------------------------------------------------------------
                   Barbara P. Quinn

                   /s/ BARBARA P. QUINN
               --------------------------------------------------------------
                   Barbara P. Quinn, Trustee under Irrevocable Agreement
                   of Trust dated December 30, 1996 f/b/o Michael J. Pierce

                   /s/ CONSTANCE P. BUCKLEY
               --------------------------------------------------------------
                   Constance P. Buckley

                   /s/ CONSTANCE P. BUCKLEY, TRUSTEE
               --------------------------------------------------------------
                   Constance P. Buckley, Trustee under Irrevocable Trust Agreement dated December 23, 1996

                   /s/ KATHRYN COX
               --------------------------------------------------------------
                   Kathryn Cox


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